JNL Series Trust 485BPOS

Ex. 99.28(m)(1)(xii)

Amendment to JNL Series Trust

Amended and Restated Distribution Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Amended and Restated Distribution Plan, as amended (the “Plan”).

Whereas, the Plan was adopted on July 1, 2017, and as amended by the Trust, on behalf of the funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) one new Fund of the Trust (the “New Fund”), (ii) mergers for eleven Funds of the Trust into other Funds of the Trust (each, a “Merged Fund” and together, the “Merged Funds”), and (iii) fund name changes for six Funds of the Trust (the “Fund Name Changes”), as outlined below, effective April 27, 2026; and the Trust has agreed to amend Schedule A of the Plan to add the New Fund and the New Fund’s distribution fees, to remove each Merged Fund and each Merged Fund’s respective distribution fees, and to update the names of certain Funds pursuant to the Fund Name Changes, effective April 27, 2026.

New Fund

1)	JNL/PPM America Emerging Markets Debt Fund.

Merged Funds

1)	JNL/American Funds® Capital World Bond Fund;
2)	JNL/AB Sustainable Global Thematic Fund;
3)	JNL/AQR Large Cap Defensive Style Fund;
4)	JNL/Invesco Global Growth Fund;
5)	JNL/JPMorgan Global Allocation Fund;
6)	JNL/Lazard International Quality Growth Fund;
7)	JNL/Morningstar PitchBook Listed Private Equity Index Fund;
8)	JNL/T. Rowe Price Balanced Fund;
9)	JNL/T. Rowe Price U.S. High Yield Fund;
10)	JNL/WCM China Quality Growth Fund; and
11)	JNL/WMC Global Real Estate Fund.

Fund Name Changes

1)	JNL Multi-Manager U.S. Select Equity Fund change to JNL Multi-Manager Select Equity Fund;
2)	JNL/American Funds® Global Small Capitalization Fund change to JNL Multi-Manager Global Small Cap Fund;
3)	JNL/ClearBridge Large Cap Growth Fund change to JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund;
4)	JNL/Fidelity Institutional Asset Management® Total Bond Fund change to JNL/Fidelity Institutional AM® Total Bond Fund;
5)	JNL/Invesco Diversified Dividend Fund change to JNL/MFS Equity Income Fund; and
6)	JNL/William Blair International Leaders Fund change to JNL Multi-Manager International Equity Fund.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated April 27, 2026, attached hereto.
2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective April 27, 2026.

JNL Series Trust
By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated April 27, 2026

Funds	Class	Maximum 12b-1 Fee [1]
JNL Bond Index Fund	Class I	None
JNL Emerging Markets Index Fund	Class I	None
JNL International Index Fund	Class I	None
JNL Mid Cap Index Fund	Class I	None
JNL Small Cap Index Fund	Class I	None
JNL/American Funds® Balanced Fund	Class A Class I	0.30% None
JNL/American Funds® Bond Fund of America Fund	Class A Class I	0.30% None
JNL/American Funds® Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds® Global Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds® International Fund	Class A Class I	0.30% None
JNL/American Funds® New World Fund	Class A Class I	0.30% None
JNL/American Funds® Washington Mutual Investors Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Conservative Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL Moderate Allocation Fund	Class A Class I	0.30% None
JNL Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL Multi-Manager Floating Rate Income Fund	Class A Class I	0.30% None
JNL Multi-Manager Global Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager International Equity Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Select Equity Fund	Class A Class I	0.30% None

Funds	Class	Maximum 12b-1 Fee [1]
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds® Moderate Allocation Fund	Class A Class I	0.30% None
JNL/American Funds® Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/Cohen & Steers U.S. Realty Fund	Class A Class I	0.30% None
JNL/DFA International Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/DoubleLine® Total Return Fund	Class A Class I	0.30% None
JNL/Dreyfus Government Money Market Fund	Class A Class I	0.30% None
JNL/ Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund	Class A Class I	0.30% None
JNL/Fidelity Institutional AM® Total Bond Fund	Class A Class I	0.30% None
JNL/First Sentier Global Infrastructure Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Goldman Sachs 4 Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Conservative Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Moderate Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Moderate Growth Fund	Class A Class I	0.30% None

Funds	Class	Maximum 12b-1 Fee [1]
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Nasdaq® Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Value Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Lord Abbett Short Duration Income Fund	Class A Class I	0.30% None
JNL/Mellon Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Communication Services Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon DowSM Index Fund	Class A Class I	0.30% None
JNL/Mellon Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Energy Sector Fund	Class A Class I	0.30% None
JNL/Mellon Financial Sector Fund	Class A Class I	0.30% None
JNL/Mellon Healthcare Sector Fund	Class A Class I	0.30% None
JNL/Mellon Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Information Technology Sector Fund	Class A Class I	0.30% None
JNL/Mellon International Index Fund	Class A Class I	0.30% None
JNL/Mellon Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I	0.30% None
JNL/Mellon Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon S&P 500 Index Fund	Class A Class I	0.30% None
JNL S&P 500 Index Fund	Class A Class I	0.30% None
JNL/Mellon Small Cap Index Fund	Class A Class I	0.30% None
JNL/Mellon U.S. Stock Market Index Fund	Class A Class I	0.30% None
JNL/Mellon Utilities Sector Fund	Class A Class I	0.30% None
JNL/Mellon World Index Fund	Class A Class I	0.30% None
JNL/Morningstar SMID Moat Focus Index Fund	Class A Class I	0.30% None
JNL/Morningstar U.S. Sustainability Index Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None

Funds	Class	Maximum 12b-1 Fee [1]
JNL/MFS Equity Income Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Gold Plus Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/Newton Equity Income Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Emerging Markets Debt Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Investment Grade Credit Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Capital Appreciation Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Growth Stock Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/WCM Focused International Equity Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None
JNL/WMC Equity Income Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.

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